REVOLVING NOTE $13,500,000.00 Dated as of: October 24, 2022 Chicago, Illinois FOR VALUE RECEIVED, the undersigned, HALO, PURELY FOR PETS, INC., a Delaware corporation (“Borrower”), promises to pay to the order of OLD PLANK TRAIL COMMUNITY BANK, N.A., a national banking association (“Lender”), on or before the Revolving Loan Termination Date, the principal sum of Thirteen Million Five Hundred Thousand and no/100 Dollars ($13,500,000.00), or such lesser principal sum as Lender may have advanced to Borrower pursuant to Section 2.1(A) of that certain Loan and Security Agreement dated as of January 6, 2021, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 13, 2021, that certain Second Amendment to Loan and Security Agreement dated as of March 25, 2022, and that certain Third Amendment to Loan and Security Agreement of even date herewith (the “Third Amendment”), each by and between Lender and Borrower (as further amended, renewed or restated from time to time, collectively, the “Loan Agreement”; capitalized terms used but not otherwise defined herein are used herein as defined in the Loan Agreement), together with interest thereon from the date hereof at the rate set forth in Section 2.3(A)(1) of the Loan Agreement. The principal amount of and interest on this Revolving Note (this “Note”) shall be payable in the manner and at the times set forth in the Loan Agreement and below. Interest shall be calculated on the basis of a 360-day year for the actual number of days in which any of the Liabilities remain outstanding and shall be paid as set forth in the Loan Agreement. Upon the occurrence of the Revolving Loan Termination Date or an Event of Default, whichever is first to occur, interest shall accrue upon the outstanding Liabilities at the Default Rate. Upon the occurrence and during the continuance of an Event of Default, Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Lender on account of the Liabilities, and Borrower agrees that Lender shall have the continuing exclusive right to apply and reapply any and all payments in such manner and in such order as Lender may deem advisable, including, but not limited to, the payment of any costs, fees and reasonable expenses due and owing by Borrower to Lender. The full and timely payment of the Liabilities and Borrower’s full and timely performance of the Covenants are secured by security interests, liens and encumbrances granted by Borrower to Lender pursuant to the Loan Agreement and the other agreements, instruments, documents and guaranties as heretofore, contemporaneously herewith or may hereafter be executed and delivered to Lender by Borrower and any other persons and entities, from time to time, as the case may be, evidencing, securing or guarantying the Liabilities and the Covenants including, but not limited to, the Guaranty, the Stock Pledge Agreement, the Deposit Account Pledge Agreement, the Intellectual Property Security Agreement and the other Loan Documents (collectively the “Collateral Documents”). If an Event of Default occurs and is continuing, at the option of Lender or the legal holder hereof, as the case may be, and without demand therefor or notice thereof from Lender to Borrower or any other person or entity, all of the Liabilities shall be immediately due and payable and shall be collectible immediately or at any time after such Event of Default. The acceptance by Lender

- 2 - of any partial payment of the Liabilities after an Event of Default will not establish a custom, or waive any of Lender’s rights or remedies pursuant to this Note, the Collateral Documents, at law, in equity or otherwise. Borrower and every endorser of this Note hereby each waive presentment, demand and protest, and notice of presentment, demand, protest, default, non-payment, maturity, release, compromise, amendment, modification, settlement, extension or renewal of the Liabilities or this Note, the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants. Any forbearance by Lender or the legal holder hereof, as the case may be, in exercising any right or remedy pursuant to this Note or the Collateral Documents, at law, in equity or otherwise, shall not be or be deemed a waiver of nor shall preclude the subsequent exercise of any such right or remedy. If at any time or times before or after an Event of Default, Lender: (a) employs an accountant, consultant, counsel or any other representative or advisor (i) with respect to the Liabilities, this Note, the Collateral Documents or otherwise, (ii) to represent or consult with Lender in connection with any litigation, contest, dispute, suit or proceeding, or to commence, defend, intervene or take any other action in or with respect to any litigation, contest, dispute, suit or proceeding, whether initiated by Lender, Borrower or any other person or entity, in any way or respect arising from, relating to or in connection with the Liabilities, this Note, the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants, or (iii) to enforce any of Lender’s rights or remedies; (b) takes any action or initiates any proceeding to protect, collect, sell, liquidate or otherwise dispose of any of the collateral or security for the Liabilities, the Covenants or the Collateral Documents; or (c) attempts to or enforces any of Lender’s rights or remedies against Borrower, then the reasonable costs and reasonable expenses so incurred by Lender (subject to the limitations regarding the incurrence of such fees and expenses contained in the Loan Agreement) shall be part of the Liabilities payable by Borrower to Lender upon demand with interest at the Default Rate until actually paid. Without limiting the generality of the foregoing, such reasonable costs and expenses shall include the fees, expenses and charges of attorneys, paralegals, accountants, investment bankers, appraisers, valuation and other specialists, experts, expert witnesses, auctioneers, court reporters, telefax charges, overnight delivery services, messenger services and reasonable expenses for travel, lodging and meals. Borrower represents and warrants to Lender that the Liabilities and Borrower’s use of the principal portion of the Liabilities are solely for proper business purposes and consistent with all applicable laws, including, without limitation, Illinois Compiled Statutes, Chapter 815, Act 205, Section 4 (815 ILCS 205/4). Borrower further represents and warrants to Lender and covenant unto Lender that Borrower are not in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System, and none of the principal portion of the Liabilities will be used to purchase or carry any margin stock or to extend credit to other persons or entities for the purpose of purchasing or carrying any margin stock. THIS NOTE IS EXECUTED AND DELIVERED BY BORROWER TO LENDER IN CHICAGO, ILLINOIS, AND SHALL BE GOVERNED, CONTROLLED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND STATUTES OF

- 3 - THE STATE OF ILLINOIS, AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, CHOICE OF LAW AND IN ALL OTHER RESPECTS. This Note shall inure to the benefit of Lender, the legal holder hereof and any of their respective successors and assigns, as the case may be, and shall be binding upon Borrower, and their respective successors and permitted assigns. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Note, the balance of which shall remain in and have its intended full force and effect. However, if such invalid or unenforceable provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to have been modified so as to be valid and enforceable to the maximum extent permitted by law. If any rate of interest described in this Note is greater than the rate of interest permitted to be charged or collected by applicable law, as the case may be, such rate of interest shall be reduced to the maximum rate of interest permitted to be charged or collected by applicable law. Borrower shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to the Loan Documents and the transactions contemplated thereby. This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan Agreement. The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated. In the event of any conflict between this Note and the Loan Agreement, the Loan Agreement controls. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AS SET FORTH IN THE LOAN AGREEMENT IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE, WITH A COPY OF SERVICE SENT TO BORROWER’S ATTORNEY AS SET FORTH IN SECTION 12.14 OF THE LOAN AGREEMENT. Borrower and Lender irrevocably agrees, and hereby consents and submits to the non- exclusive jurisdiction of the Circuit Court of Cook County, Illinois, and the United States District Court for the Northern District of Illinois, Eastern Division, with regard to any actions or proceedings arising from, relating to or in connection with the Liabilities, this Note, any of the Covenants, the Collateral Documents or any collateral or security for the Liabilities or the Covenants. BORROWER HEREBY WAIVES ITS RIGHT TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION FILED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION. BORROWER AND LENDER EACH HEREBY WAIVES THEIR RESPECTIVE RIGHT TO TRIAL BY JURY.

- 4 - This Note is a renewal, replacement, extension and amendment (but not a payment or refinancing) of that certain Revolving Note made by Borrower in favor of Lender dated as of August 13, 2021, in the original principal amount of $7,500,000.00 (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness. [Signature Page Follows]